---------------------------------------------------

DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
  Asset Management Inc. and Morgan Stanley   VICE PRESIDENT
  Asset Management Limited; Managing         Harold J. Schaaff,
  Director, Morgan Stanley & Co.             Jr.
  Incorporated; Director, Morgan Stanley     VICE PRESIDENT
  Group Inc.                                 Joseph P. Stadler
Frederick B. Whittemore                      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                   Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.    SECRETARY
  Incorporated                               Karl O. Hartmann
Warren J. Olsen                              ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                       James R. Rooney
  Principal, Morgan Stanley Asset            TREASURER
  Management Inc. and Morgan Stanley & Co.   Joanna M. Haigney
  Incorporated                               ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For  current performance, current  net asset value, or  for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                               BALANCED PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The Balanced Portfolio's value investment philosophy is based on the premise that a diversified portfolio of undervalued equity securities and fixed income securities will outperform the market over the long-term and can be expected to preserve principal in a difficult market environment.

The Balanced Portfolio's asset allocation strategy between equities, fixed income and cash is based upon our estimate of the portfolio's risk. Since equities are the highest risk asset class, we have maintained a below average equity exposure during past periods of high market valuation. Typically, our equity exposure will range between 35% and 65% with an expected long term average of 55%.

PERFORMANCE COMPARED TO INDATA BALANCED-MEDIAN INDEX(1)
----------------------------------------------------------

                                                TOTAL RETURNS(2)
                                  --------------------------------------------
                                                         AVERAGE     AVERAGE
                                                         ANNUAL      ANNUAL
                                                ONE       FIVE        SINCE
                                     YTD       YEAR       YEARS     INCEPTION
                                  ---------  ---------  ---------  -----------
PORTFOLIO--CLASS A..............       5.06%      9.59%     10.22%       9.90%
PORTFOLIO--CLASS B(3)...........       4.39        N/A        N/A         N/A
INDEX...........................       8.40      13.10      11.18       11.17

1. The Indata Balanced-Median Index is an unmanaged index and includes an asset allocation of 2% cash, 39% bonds and 59% equity based on $40.9 billion in assets among portfolios for the period ended September 30, 1996 (assumes dividends reinvested). The index returns are gross of management fees; the Portfolio returns are net of management fees and other expenses.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 5.06% for the Class A shares and 4.39% for the Class B shares, as compared to a total return of 8.40% for the Indata Balanced-Median Index. The average annual total return for the twelve month and five-year periods ended September 30, 1996, and for the period from inception on February 20, 1990 through September 30, 1996 for the Class A shares was 9.59%, 10.22% and 9.90%, respectively, as compared to 13.10%, 11.18% and 11.17%, respectively, for the Index.

Our asset allocation, based on market value at September 30, 1996, is as follows:

EQUITIES...........................................       50.5%
FIXED INCOME.......................................       48.6
CASH...............................................        0.9
                                                           ---
                                                           100%
                                                           ---
                                                           ---

EQUITIES

For the quarter ended September 30, 1996, the equity component of the Portfolio had a gross return of 2.25% and for the nine months ended September 30, 1996, it returned 11.79%. The S&P 500 returned 3.09% for the quarter ended September 30, 1996 and 13.49% for the first nine months of 1996.

Performance in the nine months ended September 1996 was driven primarily by investment style as large cap growth stocks significantly outperformed large cap value stocks. Year-to-date, the S&P/Barra Growth Index returned 15.73% and the S&P/Barra Value Index returned 11.52%. The outperformance of growth stocks was even more pronounced within the Russell Large Cap Indexes, with the Russell 1000 Growth Index returning 16.11% for the first nine months of 1996 compared to the Russell 1000 Value Index return of 10.60%. After peaking in late May and reaching lows in late July, the broader market measures rallied through the third quarter on favorable economic news and renewed liquidity. Both the Dow Jones Industrial Average and the S&P 500 Index broke through the previous highs in mid-September. Initially, fears of rising interest rates and slowing corporate earnings had depressed a volatile July market. However, during August and September, signs of continued moderating economic growth combined with signs that inflation was not emerging as a significant threat drove the markets higher. The economic news enabled the Fed to leave interest rates unchanged. In addition, the markets absorbed the strong equity mutual fund inflows seen in August and September, which had rebounded after sharply falling in July. During this period, the Portfolio experienced disappointing stock selection as Philip Morris (-16%) and RJR Nabisco (-12%) fell, mostly in one day, on the news of a jury verdict against Brown and Williamson in the Carter case. Other significant disappointments included AMR (-12%) and Bausch & Lomb (-12%). AMR fell on expectation of a slower economy, higher costs and the reinstatement of the ticket tax. Bausch & Lomb fell after disclosing that sunglass sales on new products would be above expectations, but at the expense of existing products. We believe all of these stocks are distinctly below fair value and have added to our positions at the current (lower) prices.

The equity component of the Balanced Portfolio holds the same undervalued companies that are held in the Value Equity Portfolio. The equity portion of the Portfolio has a wide valuation gap as compared to the characteristics of the S&P 500.

                                                 P/E         P/B
                                                -----       -----
PORTFOLIO--EQUITY PORTION...................       14.8X        2.4X
S&P 500.....................................       18.3X        4.3X

The best performing sectors in the Portfolio during the first nine months of 1996 were retail, up 56%, capital goods, up 21%, and financial services, up 14%. The underperforming sectors for the first nine months of 1996 were consumer non-durables, which declined 8%, and utilities, which declined 1%. Year-to-date, the best performing stocks were TJ Maxx, up 92%, Woolworth, up 59%, Monsanto, up 51%, and Chase Manhattan, up 40%. Stocks providing the biggest disappointment in the same time period included Apple Computer, down 30%, NYNEX, down 17%, and Lincoln National, down 16%.

During the first nine months of 1996, we adjusted the portfolio exposure in consumer staples, telecommunications, retail, energy, autos and technology. We initiated positions in the tobacco industry, purchasing both Philip Morris and RJR Nabisco which offered above market yields and attractive valuations, while selling the Heinz position. We sold SBC Communications and added AT&T when it declined to $38 from a high of $42 (post-Lucent pricing). This enabled us to reduce our regional phone exposure and increase exposure to the potentially better positioned long-distance carriers. AT&T also appeared inexpensive compared to its peers, especially after considering the company's planned spin-offs. We adjusted the retail exposure by selling Kmart, paring back TJ Maxx and adding to Woolworth, which on a net basis reduced the exposure to retail. In the energy sector, we sold Royal Dutch and Texaco, while purchasing Mobil and adding to the Exxon position to maintain a market weighting in the sector. We also sold Ford, added to Chrysler and bought Texas Instruments. We continue to find the current valuations in finance and utilities attractive and are overweight in these sectors. The Portfolio is underweight in health care, consumer-staples, and technology. With the run-up in the market, we have continued to increase the yield in the Portfolio and decrease the expected volatility.

FIXED INCOME

The fixed income component of the Balanced Portfolio continues to maintain 100% exposure to intermediate-term U.S. Government securities. For the quarter ended September 30, 1996, the fixed income portion of the Portfolio had a gross return of 2.05% and for the nine months ended September 30, 1996, it returned 2.03%.
This compares to a return of 1.72% and 1.71% for the Lehman Intermediate-Government/Corporate Index (MSAM/Chicago's fixed-income benchmark), for the quarter and nine months ended September 30, 1996, respectively.

The fixed income component of the Portfolio began the year at a weighted average maturity of 3.1 years. During the first nine months of 1996, interest rates rose across all maturity spectrums, with the largest increase occurring in the three and ten-year maturities. This upward shift in the yield curve has depressed the performance of the Portfolio. With inflation at approximately the 3% level, and intermediate yields (5 year maturity) at the 6.5% level, we are comfortable with our current position, which is less than the benchmark.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alford E. Zick, Jr.
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                               VALUE
    SHARES                                                     (000)
----------                                                   ---------
 COMMON STOCKS (50.5%)
   AEROSPACE (1.3%)
       925    United Technologies Corp.                      $     111
                                                             ---------
   BANKING (6.3%)
       950    BankAmerica Corp.                                     78
     1,150    Bankers Trust (New York) Corp.                        90
     1,250    Chase Manhattan Corp.                                100
     2,000    First of America Bank Corp.                          105
     1,600    Mellon Bank Corp.                                     95
     2,650    PNC Bank Corp.                                        88
                                                             ---------
                                                                   556
                                                             ---------
   CAPITAL GOODS (1.0%)
     2,000    Deere & Co.                                           84
                                                             ---------
   CHEMICALS (2.0%)
     1,325    Eastman Chemical Co.                                  77
     2,800    Monsanto Co.                                         102
                                                             ---------
                                                                   179
                                                             ---------
   COMMUNICATIONS (3.3%)
     2,100    AT&T Corp.                                           110
     2,000    NYNEX Corp.                                           87
     2,350    Sprint Corp.                                          91
                                                             ---------
                                                                   288
                                                             ---------
   CONSUMER-DURABLES (1.9%)
     2,550    Chrysler Corp.                                        73
     1,950    General Motors Corp.                                  94
                                                             ---------
                                                                   167
                                                             ---------
   CONSUMER-RETAIL (2.5%)
     1,750    J.C. Penney Co., Inc.                                 95
     1,250    TJX Companies, Inc.                                   45
     3,800    Woolworth Corp.                                       78
                                                             ---------
                                                                   218
                                                             ---------
   CONSUMER-SERVICE & GROWTH (1.6%)
       900    Eastman Kodak Co.                                     71
     3,650    Ogden Corp.                                           73
                                                             ---------
                                                                   144
                                                             ---------
   CONSUMER-STAPLES (4.6%)
     2,250    American Brands, Inc.                                 95
     5,500    Fleming Cos., Inc.                                    96
     1,175    Philip Morris Cos., Inc.                             105
     4,100    RJR Nabisco Holdings Corp.                           107
                                                             ---------
                                                                   403
                                                             ---------
   ENERGY (4.9%)
     2,300    Ashland, Inc.                                         91
     1,050    Atlantic Richfield Co.                               134

                                                               VALUE
    SHARES                                                     (000)
----------                                                   ---------
     1,575    Exxon Corp.                                    $     131
       600    Mobil Corp.                                           69
                                                             ---------
                                                                   425
                                                             ---------
   FINANCIAL-DIVERSIFIED (1.2%)
     1,450    Student Loan Marketing Association                   108
                                                             ---------
   HEALTH CARE (2.0%)
     2,750    Bausch & Lomb, Inc.                                  101
     1,600    Baxter International, Inc.                            75
                                                             ---------
                                                                   176
                                                             ---------
   INDUSTRIAL (2.0%)
     4,450    Hanson plc ADR                                        55
     2,050    Rockwell International Corp.                         116
                                                             ---------
                                                                   171
                                                             ---------
   INSURANCE (3.0%)
     2,350    American General Corp.                                89
     2,150    Lincoln National Corp.                                94
     1,500    St. Paul Cos., Inc.                                   83
                                                             ---------
                                                                   266
                                                             ---------
   METALS (1.4%)
     1,850    Phelps Dodge Corp.                                   119
                                                             ---------
   PAPER & PACKAGING (2.3%)
     3,200    Louisiana-Pacific Corp.                               73
     1,900    Weyerhauser Co.                                       88
       700    Willamette Industries, Inc.                           46
                                                             ---------
                                                                   207
                                                             ---------
   TECHNOLOGY (3.2%)
     2,500    Apple Computer, Inc.                                  55
     2,025    Harris Corp.                                         132
     1,700    Texas Instruments, Inc.                               94
                                                             ---------
                                                                   281
                                                             ---------
   TRANSPORTATION (1.7%)
     1,000    AMR Corp.                                             80
     2,350    Ryder System, Inc.                                    70
                                                             ---------
                                                                   150
                                                             ---------
   UTILITIES (4.3%)
     3,050    GPU, Inc.                                             94
     2,500    NIPSCO Industries, Inc.                               89
     3,200    Pinnacle West Capital Corp.                           95
     2,550    Texas Utilities Co.                                  101
                                                             ---------
                                                                   379
                                                             ---------
TOTAL COMMON STOCKS (Cost $3,757)                                4,432
                                                             ---------

   FACE
  AMOUNT                                                       VALUE
  (000)                                                        (000)
----------                                                   ---------
 FIXED INCOME SECURITIES (47.6%)
   U.S. TREASURY NOTES (47.6%)
  $  1,875    8.25%, 7/15/98                                 $   1,943
     2,303    5.50%, 4/15/00                                     2,240
                                                             ---------
TOTAL FIXED INCOME SECURITIES (Cost $4,168)                      4,183
                                                             ---------
TOTAL INVESTMENTS (98.1%) (Cost $7,925)                          8,615
                                                             ---------
OTHER ASSETS AND LIABILITIES (1.9%)
 Other Assets                                                      226
 Liabilities                                                       (62)
                                                             ---------
                                                                   164
                                                             ---------
 NET ASSETS (100%)                                           $   8,779
                                                             ---------
                                                             ---------
 CLASS A:
  NET ASSETS                                                    $6,642
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 673,500 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                       $9.86
 CLASS B:
  NET ASSETS                                                    $2,137
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 217,211 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                       $9.84

----------------------------------
ADR -- American Depositary Receipt